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                                                                                                                 Exhibit 99.B(5)(a)




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                                                                                                         THE LINCOLN NATIONAL LIFE
                                                  AMERICAN LEGACY III(R) C SHARE                             INSURANCE COMPANY
[American Legacy(R) LOGO]                          VARIABLE ANNUITY APPLICATION                             FORT WAYNE, INDIANA

     Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

1a   CONTRACT OWNER   MAXIMUM AGE OF CONTRACT OWNER IS 85.

     ____________________________________________________________   ______________________________________________________________
     Full legal name or trust name                                  Social Security number/TIN
                                                                                                             |_| Male
     ____________________________________________________________   ______________________________________
     Street address (If PO Box, physical street address required)   Date of birth (mm/dd/yyyy)               |_| Female

     ____________________________________________________________   ______________________________________________________________
     City                     State                    ZIP          Home telephone number

     ____________________________________________________________   ______________________________________   Is trust revocable?
     Trustee name (required for trusts)                             Date of trust (required for trusts)      |_| Yes   |_| No

1b   JOINT CONTRACT OWNER   MAXIMUM AGE OF JOINT CONTRACT OWNER IS 85.

     ____________________________________________________________   ______________________________________________________________
     Full legal name                                                Social Security number/TIN

     ___________________________________________________    |_| Male   |_| Female   |_| Spouse   |_| Non-Spouse
     Date of Birth (mm/dd/yyyy)

2a   ANNUITANT   (IF NO ANNUITANT IS SPECIFIED, THE CONTRACT OWNER, OR JOINT OWNER IF YOUNGER, WILL BE THE ANNUITANT.)
                 MAXIMUM AGE OF CONTRACT OWNER IS 85.

     ____________________________________________________________   ______________________________________________________________
     Full legal name                                                Social Security number/TIN
                                                                                                             |_| Male
     ____________________________________________________________   ______________________________________
     Street address                                                 Date of birth (mm/dd/yyyy)               |_| Female

     ____________________________________________________________   ______________________________________________________________
     City                     State                    ZIP          Home telephone number

2b   CONTINGENT ANNUITANT   MAXIMUM AGE OF CONTINGENT ANNUITANT IS 85.

     ____________________________________________________________   ______________________________________________________________
     Full legal name                                                Social Security number/TIN

3    BENEFICIARY(IES) OF CONTRACT OWNER   (LIST ADDITIONAL BENEFICIARIES ON SEPARATE SHEET. IF LISTING CHILDREN, USE FULL LEGAL
                                          NAMES.)
                                                                                                                                 %
     __________________________________________________   ________________________________   _______________   __________   ______
     Full legal/trust name |_| Primary |_| Contingent     Relationship to Contract Owner     Date of Birth     SSN/TIN

     _____________________________________________________________________________________________________________________________
     Beneficiary Address
                                                                                                                                 %
     __________________________________________________   ________________________________   _______________   __________   ______
     Full legal/trust name |_| Primary |_| Contingent     Relationship to Contract Owner     Date of Birth     SSN/TIN

     _____________________________________________________________________________________________________________________________
     Beneficiary Address
                                                                                                                                 %
     __________________________________________________   ________________________________   _______________   __________   ______
     Full legal/trust name |_| Primary |_| Contingent     Relationship to Contract Owner     Date of Birth     SSN/TIN

     _____________________________________________________________________________________________________________________________
     Beneficiary Address

     ____________________________________________________________   ______________________________________   Is trust revocable?
     Executor/Trustee name (required for trusts)                    Date of trust (required for trusts)      |_| Yes   |_| No

4    TYPE OF AMERICAN LEGACY CONTRACT

     NONQUALIFIED: |_| Initial contribution OR |_| 1035 exchange

     TAX-QUALIFIED (MUST COMPLETE PLAN TYPE): |_| Transfer (to same market) OR |_| Rollover (to different market)

     PLAN TYPE (CHECK ONE): |_| Roth IRA |_| Traditional IRA

                            |_| SEP      |_| Non-ERISA 403(b)+(transfers only)   +Indicate plan year-end: _____________
                                                                                                            Month/Day
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5a   FUND ALLOCATION

     Fund Allocation   Initial minimums: $25,000

     FUTURE CONTRIBUTIONS WILL FOLLOW THE ALLOCATION BELOW. IF DCA OPTION IS SELECTED, THE ENTIRE AMOUNT OF EACH FUTURE
     CONTRIBUTION WILL FOLLOW THE ALLOCATION IN SECTION 5b. IF NO ALLOCATIONS ARE SPECIFIED IN 5a OR 5b, THE ENTIRE AMOUNT WILL BE
     ALLOCATED TO THE CASH MANAGEMENT FUND, PENDING INSTRUCTION FROM THE CONTRACT OWNER.

     Must provide dollar amount:         Initial contribution from previous carrier $___________ OR Approximate value $___________

     INTO THE OPTION(S) OR MODEL BELOW   (USE WHOLE PERCENTAGES)

     AMERICAN LEGACY ASSET ALLOCATION MODELS

     |_| 100% American Legacy Fundamental Income Model   |_| 100% American Legacy Fundamental Balanced Model

     |_| 100% American Legacy Fundamental Growth & Income Model   |_| 100% American Legacy Fundamental Growth Model

     Models are made available to broker dealers. Discuss with your representative. Only one model may be selected. If a model is selected you may not put additional allocation to options below.

     INVESTMENT OPTIONS

     __________ Global Bond Fund                                   __________ Blue Chip Income and Growth Fund
     __________ Global Discovery Fund                              __________ Growth-Income Fund
     __________ Global Growth Fund                                 __________ Asset Allocation Fund
     __________ Global Growth and Income Fund                      __________ Bond Fund
     __________ Global Small Capitalization Fund                   __________ High-Income Bond Fund
     __________ Growth Fund                                        __________ U.S. Government/AAA-Rated Securities Fund
     __________ International Fund                                 __________ Cash Management Fund
     __________ New World Fund                                                Total (must = 100%)
                                                                   ==========

5b   DOLLAR COST AVERAGING

     $1,500 minimum required in the holding account.

     Total amount to DCA $___________ OR MONTHLY amount to DCA $_____________ Over the following period _____________ (6-12 months)

     The DCA holding account and the DCA fund elected cannot be the same. FROM THE FOLLOWING HOLDING ACCOUNT (check one):

     |_| U.S Government/AAA-Rated Securities Fund (not available if choosing an Asset Allocation Model) |_| Cash Management Fund

     INTO THE OPTION(S) OR MODEL BELOW   (USE WHOLE PERCENTAGES)

     AMERICAN LEGACY ASSET ALLOCATION MODELS

     |_| 100% American Legacy Fundamental Income Model   |_| 100% American Legacy Fundamental Balanced Model

     |_| 100% American Legacy Fundamental Growth & Income Model   |_| 100% American Legacy Fundamental Growth Model

     If a model is selected, you may not put additional allocation to options below.

     INVESTMENT OPTIONS

     __________ Global Bond Fund                                   __________ Blue Chip Income and Growth Fund
     __________ Global Discovery Fund                              __________ Growth-Income Fund
     __________ Global Growth Fund                                 __________ Asset Allocation Fund
     __________ Global Growth and Income Fund                      __________ Bond Fund
     __________ Global Small Capitalization Fund                   __________ High-Income Bond Fund
     __________ Growth Fund                                        __________ U.S. Government/AAA-Rated Securities Fund
     __________ International Fund                                 __________ Cash Management Fund
     __________ New World Fund                                                Total (must = 100%)
                                                                   ==========

5c   CROSS REINVESTMENT OR PORTFOLIO REBALANCING

     To elect either of these options, please complete the Cross-Reinvestment form (28051) or the Portfolio Rebalancing form
     (28887).

6    BENEFIT OPTIONS

     DEATH BENEFITS

     Select one: (IF NO BENEFIT IS SPECIFIED, THE DEFAULT DEATH BENEFIT WILL BE THE GUARANTEE OF PRINCIPAL DEATH BENEFIT.)

     |_| I/We hereby elect the Account Value Death Benefit.

     |_| I/We hereby elect the Guarantee of Principal Death Benefit(1).

     |_| I/We hereby elect the Enhanced Guaranteed Minimum Death Benefit(2).

     |_| I/We hereby elect the Estate Enhancement Benefit(3) rider which includes the Enhanced Guaranteed Minimum Death Benefit.

     LIVING BENEFITS

     One Living Benefit may be elected. i4LIFE(R) Advantage cannot be simultaneously elected with a Living Benefit. If a Living
     Benefit is elected, your contract may be subject to investment requirements. Please refer to the prospectus for more information.

     If a Living Benefit is elected, an owner election to reset either the 4LATER(SM) Income Base or the LINCOLN SmartSecurity(R)
     Advantage Guaranteed Amount, as applicable, will automatically be performed by us, unless you select the manual reset option below. Anytime a reset occurs the charge for the rider may increase. If you select the manual option, you will need to notify us if you want to reset either the Income Base or Guaranteed Amount, as applicable.

     |_| I/We elect the manual reset of Income Base or Guaranteed Amount.

     Lincoln SmartSecurity(R) ADVANTAGE

     |_| I/We hereby elect the 5-year Elective Step-up(4). (manual reset only)

     |_| I/We hereby elect the 1-year Automatic Step-up(4). (Single Life)

     |_| I/We hereby elect the 1-year Automatic Step-up(4). (Joint Life must be spouse as joint owner or 100% primary beneficiary)

     4LATER(SM) ADVANTAGE

     |_| I/We hereby elect the 4LATER(SM) Advantage(5).

     (1) The Guarantee of Principal Death Benefit option is the only benefit available for 403(b), 457, 401(k), SEP, SARSEP, and
         Pensions.

     (2) The Enhanced Guaranteed Minimum Death Benefit may only be elected if the Contract Owner, Joint Owner (if applicable), and Annuitant are all under age 80.

     (3) The Estate Enhancement Benefit rider may only be elected if the Contract Owner, Joint Owner (if applicable), and
         Annuitant are all under age 76.

     (4) If the contract is tax-qualified, the maximum age to elect is 80. The maximum age to elect the 1-year Automatic Step-up on non-qualified contracts is 80.

     (5) If the contract is tax-qualified, the maximum age to elect is 77. If the contract is non-qualified, the maximum age to elect is 80.
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7    AUTOMATIC WITHDRAWALS

     NOTE: IF ELECTING Lincoln SmartSecurity(R) ADVANTAGE 5-YEAR ELECTIVE STEP-UP, THE MAXIMUM WITHDRAWAL AMOUNT FOR THE PROGRAM
           IS 7% WITHOUT THE POTENTIAL FOR A GREATER REDUCTION IN THE GUARANTEED AMOUNT AND IF ELECTING Lincoln SmartSecurity(R)
           ADVANTAGE 1-YEAR AUTOMATIC STEP-UP, THE MAXIMUM WITHDRAWAL AMOUNT FOR THE PROGRAM IS 5% WITHOUT THE POTENTIAL FOR A
           GREATER REDUCTION IN THE GUARANTEED AMOUNT. WITHDRAWAL MINIMUM: $50 PER DISTRIBUTION/$300 ANNUALLY.

     |_| Please provide me with automatic withdrawal based on ______% (may be between 1-10%) of total contract value.
         OR |_| An amount of $_______________.

     Payment frequency: |_| Monthly |_| Quarterly |_| Semi-annually |_| Annually (If frequency is not marked it will be set for
                                                                        Annually)

     Date of withdrawal: |_| 5th |_| 10th |_| 20th (If date is not marked it will be set for the 20th.)

     NOTE: IF NO TAX WITHHOLDING SELECTION IS MADE, FEDERAL TAXES WILL BE WITHHELD AT A RATE OF 10%. ADDITIONAL STATE TAX
           WITHHOLDING MAY BE REQUIRED DEPENDING ON STATE OF RESIDENCY.

     ELECT ONE: |_| Do withhold taxes Amount to be withheld ________ (must be at least 10%)

                |_| Do not withhold taxes

     ELECT ONE: |_| Direct deposit   |_| Checking (ATTACH A "VOIDED" CHECK)   |_| Savings (ATTACH A DEPOSIT SLIP)

                    I/We authorize Lincoln Life to deposit payments to the account and financial institution identified below.
                    Lincoln Life is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National Automated Clearing House Association (NACHA).

                    ______________________________________________________________________________________________________________
                    Bank name                                                                     Bank telephone number

8    AUTOMATIC BANK DRAFT

     _____________________________________________________________   _____________________________________________________________
     Print account holder name(s) EXACTLY as shown on bank records

     _____________________________________________________________________________________________________________________________
     Bank name                                                                         Bank telephone number

     $ __________________________________   Automatic bank draft start date: _________________________________
       Monthly amount                                                           Month    Day (1/28)    Year

     |_| Checking (ATTACH A VOIDED CHECK)   OR   |_| Savings (ATTACH A DEPOSIT SLIP)

     I/We hereby authorize Lincoln Life to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life has received written notification from me/us of its termination in such time and manner as to afford Lincoln Life and the financial institution a reasonable opportunity to act on it.

9    TELEPHONE/INTERNET AUTHORIZATION (CHECK BOX IF THIS OPTION IS DESIRED.)

     |_| I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the Internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life; American Funds Distributors, Inc., their affiliates and any mutual fund managed by such affiliates; and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

10   REPLACEMENT

     Does the applicant have any existing life policies or annuity contracts?       |_| Yes   |_| No
     Will the proposed contract replace any existing annuity or life insurance?     |_| Yes   |_| No
     (Attach a state replacement form if required by the state in which the application is signed.)

     _____________________________________________________________________________________________________________________________
     Company name

     __________________________________________________________________________________________   ________________________________
     Plan name                                                                                    Year issued

     FRAUD WARNING

     RESIDENTS OF ALL STATES EXCEPT VIRGINIA AND WASHINGTON, PLEASE NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and may subject such person to criminal and civil penalties.
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11   SIGNATURES

     All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of a current prospectus and verify my/our understanding that ALL PAYMENTS AND
     VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED
     AS TO DOLLAR AMOUNT. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

     I/We understand that there are charges and fees associated with this annuity and that there may be an additional charge for optional benefits provided through a rider/endorsement or amendment. I/We also understand that surrender charges may apply if
     I/we make a withdrawal, surrender this annuity or exchange it for another annuity prior to the expiration of any sales charge period.


     -----------------------------------------------------------------------------------------------   ---------------------------
     Signed at city                                             State                                  Date (mm/dd/yyyy)


     --------------------------------------------------------   ------------------------------------
     SIGNATURE OF CONTRACT OWNER                                JOINT CONTRACT OWNER (IF APPLICABLE)


     -----------------------------------------------------------------------------------------------   ---------------------------
     Signed at city                                             State                                  Date (mm/dd/yyyy)


     -----------------------------------------------------------------------------------------------
     SIGNATURE OF ANNUITANT (ANNUITANT MUST SIGN IF CONTRACT OWNER IS A TRUST OR CUSTODIAN.)

THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISER OR SECURITIES DEALER. Please type or print.

12   INSURANCE IN FORCE WILL THE PROPOSED CONTRACT REPLACE ANY EXISTING ANNUITY OR LIFE INSURANCE CONTRACT?

     Does the applicant have any existing life policies or annuity contracts?                   |_| Yes   |_| No
     Will the proposed contract replace any existing annuity or life insurance?                 |_| Yes   |_| No
     (Attach a state replacement form if required by the state in which the application is signed.)

     _____________________________________________________________________________________________________________ $______________
     Company name                                                                              Year issued          Amount

13   ADDITIONAL REMARKS

     _____________________________________________________________________________________________________________________________

14   DEALER INFORMATION   LICENSING APPOINTMENT WITH LINCOLN LIFE IS REQUIRED FOR THIS APPLICATION TO BE PROCESSED.
                          IF MORE THAN ONE REPRESENTATIVE, PLEASE INDICATE NAMES AND PERCENTAGES IN SECTION 13.

     |_| 1

     ______________________________________________________________________________   ____________________________________________
     Registered representative's name (print as it appears on NASD licensing)         Registered representative's Telephone number

     ______________________________________________________________________________   _____________________________________
     Client account number at dealer (if applicable)                                  Registered representative's SSN

     _____________________________________________________________________________________________________________________________
     Dealer's name

     _____________________________________________________________________________________________________________________________
     Branch address                               City                                                State            ZIP

     |_| CHECK IF BROKER CHANGE OF ADDRESS        Rep code at firm _______________________________________________________________

15   REPRESENTATIVE'S SIGNATURE

     The representative hereby certifies he/she witnessed the signature(s) in Section 11 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only The Lincoln National Life Insurance Company approved sales materials in conjunction with this sale and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.


     -----------------------------------------------------------------------------------------------------------------------------
     Signature

                                   Send completed application -- with a check made payable to Lincoln Life -- to your investment dealer's home office or to:

                                                               BY EXPRESS MAIL:
[American Legacy(R) LOGO]          LINCOLN LIFE                LINCOLN LIFE
                                   P.O. Box 2348               Attention: American Legacy Operations
                                   Fort Wayne, IN 46801-2348   1300 South Clinton Street
                                                               Fort Wayne, IN 46802

                                   If you have any questions regarding this application, please call Lincoln Life at 800/443-8137.
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